Loss per share	6 Months Ended
Jun. 30, 2025
Loss Per Share [abstract]
Loss per share
18.	Loss per share

Net loss per Class B Subordinate Voting Share represents net loss attributable to common shareholders divided by the weighted average number of Class B Subordinate Voting Shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs, RSUs and convertible debentures. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the six months ended June 30, 2025 and 2024:

	June 30, 2025	June 30, 2024
	#	#
Warrants	492,734	138,062
Share Options	62,956	47,814
RSUs	—	—
	555,690	185,876